o 192 PA-2

                         SUPPLEMENT DATED MARCH 1, 2000
                              TO THE PROSPECTUS OF

              FRANKLIN REAL ESTATE SECURITIES FUND - ADVISOR CLASS
                             DATED SEPTEMBER 1, 1999

The prospectus is amended as follows:

I. The section "Year 2000" on page 6 is replaced with the following:

YEAR 2000 At this date, it appears neither the fund's operations nor those of the companies in which it invests were adversely affected by Year 2000 computer-related problems. However, Year 2000 problems could still emerge. If a company in which the fund is invested develops problems related to Year 2000, the price of its securities may be adversely affected, and this may have an adverse effect on the fund's performance.

Year 2000 has been one of the many factors the manager considers when making investment decisions. The manager reviewed public filings and other statements made by companies about their Year 2000 readiness, but could not audit each company to verify its readiness. Although the risk of the Year 2000 problem should decrease over time, especially after the leap day of February 29, 2000, the possibility remains that the fund and the companies in which it is invested may be adversely affected by Year 2000 problems until all of their various data processing activities for the year have been completed.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

II. The Advisor Class Annual Total Returns chart in the "Performance" section on page 8 erroneously excluded the dates from the five depicted performance bars. The chart should include the calendar years of '94 for the 9.60% return, '95 for the 18.04% return, '96 for the 32.50% return, '97 for the 20.24% return and '98 for the -15.11% return.

III. The section "Management" on page 10 is replaced with the following:

[Insert graphic of briefcase] MANAGEMENT

      Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $235 billion in assets.

      The fund's portfolio manager is:

      DOUGLAS BARTON CFA, VICE PRESIDENT OF ADVISERS
Mr. Barton has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1988.

      The fund pays Advisers a fee for managing the fund's assets. For the fiscal year ended April 30, 1999, the fund paid 0.51% of its average net assets to the manager for its services.


               Please keep this supplement for future reference.